Exhibit 99.33

MBNA MASTER CREDIT CARD TRUST II

SERIES 1998-E

KEY PERFORMANCE FACTORS
September 30, 1999



Expected B Maturity 4/15/2008


Blended Coupon 5.5548%


Excess Protection Level
3 Month Average   5.88%
September, 1999   5.90%
August, 1999   5.90%
July, 1999   5.84%


Cash Yield18.05%


Investor Charge Offs 4.60%


Base Rate 7.55%


Over 30 Day Delinquency 4.90%


Seller's Interest 6.99%


Total Payment Rate14.16%


Total Principal Balance$45,780,732,257.76


 Investor Participation Amount$882,400,000.00


Seller Participation Amount$3,198,912,739.27